UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 2005

                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)



        California                     0-14843                33-0033759
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(State or other jurisdiction    (Commission File Number)    I.R.S. Employer
       of incorporation)                                 Identification Number



                7321 Lincoln Way, Garden Grove, California 92841
               (Address of principal executive office) (Zip Code)

                                  714/ 898-0007
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

The Registrant files as Exhibit 99.1 to this Report its news release dated October 14, 2005 concerning its financial results for the quarterly period ended August 31, 2005

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits (c) Exhibits

99.1      Press Release of Registrant dated October 14, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        DPAC Technologies Corp.
                        (Registrant)

                        Date   October 14, 2005

                         /s/ Stephen J. Vukadinovich
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                        (Signature)

                        Stephen J. Vukadinovich, Chief Financial Officer
                        ------------------------------------------------
                        (Name and Title)


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


Exhibit Index

Exh. No.          Description
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99.1              Press Release of Registrant dated October 14, 2005


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